UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2012

RED MOUNTAIN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54444	27-1739487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2515 McKinney Avenue, Suite 900, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-0400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01     Other Events.

Red Mountain Resources, Inc. (the “Company”) plans to hold its annual meeting on October 30, 2012 in Dallas, Texas. Stockholders of record of the Company at the close of business on September 14, 2012, the record date fixed for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting.

Since the Company did not hold an annual meeting last year, the Company has set September 17, 2012 as the deadline by which it must receive shareholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act (“Rule 14a-8 proposals”) in order for such proposals to be considered timely for inclusion in the Company’s proxy statement. Proposals should be sent to Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, Attn: Corporate Secretary.

Rule 14a-8 proposals must also comply with the requirements of Rule 14a-8 and other applicable law, or otherwise may be omitted from the Company’s proxy statement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2012	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale Chief Executive Officer